UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 26, 2007

Black Gaming, LLC
(Exact name of registrant as specified in its charter)

Nevada	333-123179	20-8160036
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10777 W Twain Ave, Las Vegas, Nevada	89135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(702) 318-6860

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

Reference is made to the disclosure set forth under Item 5.02 of this report, which disclosure is incorporated into this Item 1.01 by reference.

Item 1.02 Termination of a Material Definitive Agreement.

Reference is made to the disclosure set forth under Item 5.02 of this report, which disclosure is incorporated into this Item 1.02 by reference.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On September 26, 2007, Jonathan Lowenhar gave us notice of his intent to resign as our Chief Operating Officer effective September 28, 2007.  As a result of his resignation, the Executive Employment Agreement dated April 1, 2005 made by our direct or indirect wholly owned subsidiaries Virgin River Casino Corporation, RBG, LLC and Casablanca Resorts, LLC with Mr. Lowenhar will terminate on the effective date of Mr. Lowenhar’s resignation.  The Executive Employment Agreement was filed as an exhibit to our Form 10-K/A, as filed with the Securities and Exchange Commission on April 25, 2006, and is incorporated herein by reference.

On September 28, 2007, we entered into a separation agreement with Mr. Lowenhar (the “Lowenhar Agreement”) pursuant to which we will pay Mr. Lowenhar a lump sum payment of $302,000 which includes a $277,000 severance payment and a $25,000 payment for a two-year non-compete covenant.  The Lowenhar Agreement also provides for a mutual release of claims between us and Mr. Lowenhar and contains customary confidentiality and non-solicitation covenants by Mr. Lowenhar.

On September 26, 2007, Scott DeAngelo gave us notice of his intent to resign as our Vice President of Marketing effective September 28, 2007.  As a result of his resignation, the Employment Agreement dated January 1, 2006 made by our direct or indirect wholly owned subsidiaries Virgin River Casino Corporation, RBG, LLC and Casablanca Resorts, LLC with Mr. DeAngelo will terminate on the effective date of Mr. DeAngelo’s resignation.

On September 28, 2007, we entered into a separation agreement with Mr. DeAngelo (the “DeAngelo Agreement”) pursuant to which we will pay Mr. DeAngelo a lump sum payment of $50,000 which includes a $37,500 severance payment and a $12,500 payment for a two-year non-compete covenant.   The DeAngelo Agreement also provides for a mutual release of claims between us and Mr. DeAngelo and contains customary confidentiality and non-solicitation covenants by Mr. DeAngelo.

On October 1, 2007, we issued a press release announcing Mr. Lowenhar’s and Mr. DeAngelo’s resignations, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The foregoing summaries of the Lowenhar Agreement and the DeAngelo Agreement are qualified in their entirety by reference to the complete texts of the Lowenhar Agreement and the DeAngelo Agreement, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 – Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit	Name
Exhibit 10.1	Separation Agreement with Jonathan Lowenhar dated September 28, 2007
Exhibit 10.2	Separation Agreement with Scott DeAngelo dated September 28, 2007
Exhibit 99.1	Press Release dated October 1, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Gaming, LLC

Date: October 1, 2007
	By:	/s/ Jason A. Goude
Jason A. Goude
	Its:	Chief Financial Officer